Cash and Cash Equivalents Disclosure	12 Months Ended
Dec. 31, 2015
Cash and Cash Equivalents Disclosure [Text Block]

CASH EQUIVALENTS AND SHORT TERM INVESTMENTS

Cash and cash equivalents and short term investments are comprised of the following:

	December 31,
	2015	2014
Total cash and cash equivalents	13,578	11,142
Short term investments	1,000	1,000
Total cash and cash equivalents, and short term investments	14,578	12,142

Short term investments are comprised of money market funds. The aggregate fair value of the short term investments is consistent with their book value. In 2015 and 2014, short term investments comprise € 1.0 million pledged in favour of the bank as collateral to a € 1.0 million short term loan. See Note 13.